                                                                   EXHIBIT 4.2



                                                                  EXECUTION COPY




                                CALAIR L.L.C.
                                     and
                         CALAIR CAPITAL CORPORATION,
                                 as Issuers,

                                     and

                         CONTINENTAL AIRLINES, INC.,
                                as Guarantor,

                                     and

                               BANK ONE, N.A.,
                                  as Trustee

                            Senior Notes Indenture

                          Dated as of April 1, 1998

                         8 1/8% Senior Notes due 2008

                              CROSS-REFERENCE TABLE


TIA Sections......................................................................Indenture Sections

SS. 310(a)(1).............................................................................7.10
           (b)............................................................................7.03; 7.08
SS. 311 ..................................................................................7.03
SS. 313(a)................................................................................7.06
           (c)............................................................................7.05; 7.06
SS. 315(a)................................................................................7.02
           (d)............................................................................7.02
SS. 316(a)................................................................................6.06


Note: The Cross-Reference Table shall not for any purpose be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS
Page


ARTICLE ONE  DEFINITIONS AND INCORPORATION BY REFERENCE...........................................................1
         SECTION 1.01.  Definitions...............................................................................1
         SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.........................................7
         SECTION 1.03.  Rules of Construction.....................................................................7

ARTICLE TWO  THE SECURITIES.......................................................................................8
         SECTION 2.01.  Form and Dating...........................................................................8
         SECTION 2.02.  Restrictive Legends......................................................................10
         SECTION 2.03.  Execution, Authentication and Denominations..............................................12
         SECTION 2.04.  Registrar and Paying Agent...............................................................14
         SECTION 2.05.  Paying Agent to Hold Money in Trust......................................................14
         SECTION 2.06.  Transfer and Exchange....................................................................15
         SECTION 2.07.  Book-Entry Provisions for Global Securities..............................................16
         SECTION 2.08.  Special Transfer Provisions..............................................................17
         SECTION 2.09.  Replacement Securities...................................................................20
         SECTION 2.10.  Outstanding Securities...................................................................20
         SECTION 2.11.  Temporary Securities.....................................................................21
         SECTION 2.12.  Cancellation.............................................................................21
         SECTION 2.13.  CUSIP, CINS and ISIN Numbers.............................................................21
         SECTION 2.14.  Defaulted Interest.......................................................................22

ARTICLE THREE  REDEMPTION........................................................................................22
         SECTION 3.01.  Right of Redemption......................................................................22
         SECTION 3.02.  Notices to Trustee.......................................................................22
         SECTION 3.03.  Selection of Securities to Be Redeemed...................................................23
         SECTION 3.04.  Notice of Redemption.....................................................................23
         SECTION 3.05.  Effect of Notice of Redemption...........................................................24
         SECTION 3.06.  Deposit of Redemption Price..............................................................24
         SECTION 3.07.  Payment of Securities Called for Redemption..............................................24
         SECTION 3.08.  Securities Redeemed in Part..............................................................24

ARTICLE FOUR  COVENANTS..........................................................................................24
         SECTION 4.01.  Payment of Securities....................................................................24
         SECTION 4.02.  Maintenance of Office or Agency..........................................................25
         SECTION 4.03.  Reports..................................................................................25
         SECTION 4.04.  Compliance Certificates..................................................................25
         SECTION 4.05.  Rule 144(d)(4) Information...............................................................26

ARTICLE FIVE  SUCCESSOR CORPORATION..............................................................................26
         SECTION 5.01.  Consolidation, Merger and Sale of Assets by the Issuers..................................26
         SECTION 5.02.  Successor Substituted....................................................................27

ARTICLE SIX  DEFAULT AND REMEDIES................................................................................27
         SECTION 6.01.  Events of Default........................................................................27
         SECTION 6.02.  Acceleration.............................................................................28
         SECTION 6.03.  Other Remedies...........................................................................29
         SECTION 6.04.  Waiver of Past Defaults..................................................................29
         SECTION 6.05.  Control by Majority......................................................................29
         SECTION 6.06.  Limitation on Suits......................................................................29
         SECTION 6.07.  Rights of Holders to Receive Payment.....................................................30
         SECTION 6.08.  Collection Suit by Trustee...............................................................30
         SECTION 6.09.  Trustee May File Proofs of Claim.........................................................30
         SECTION 6.10.  Priorities...............................................................................31
         SECTION 6.11.  Undertaking for Costs....................................................................31
         SECTION 6.12.  Restoration of Rights and Remedies.......................................................31
         SECTION 6.13.  Rights and Remedies Cumulative...........................................................31
         SECTION 6.14.  Delay or Omission Not Waiver.............................................................32

ARTICLE SEVEN  TRUSTEE...........................................................................................32
         SECTION 7.01.  General..................................................................................32
         SECTION 7.02.  Certain Rights of Trustee................................................................32
         SECTION 7.03.  Individual Rights of Trustee.............................................................33
         SECTION 7.04.  Trustee's Disclaimer.....................................................................33
         SECTION 7.05.  Notice of Default........................................................................33
         SECTION 7.06.  Reports by Trustee to Holders............................................................34
         SECTION 7.07.  Compensation and Indemnity...............................................................34
         SECTION 7.08.  Replacement of Trustee...................................................................34
         SECTION 7.09.  Successor Trustee by Merger, Etc.........................................................35
         SECTION 7.10.  Eligibility..............................................................................35
         SECTION 7.11.  Money Held in Trust......................................................................35
         SECTION 7.12.  Withholding Taxes........................................................................35

ARTICLE EIGHT  DISCHARGE OF INDENTURE............................................................................36
         SECTION 8.01.  Termination of Issuers' Obligations......................................................36
         SECTION 8.02.  Issuers' Option to Effect Defeasance or Covenant Defeasance..............................36
         SECTION 8.03.  Defeasance and Discharge of Indenture....................................................36
         SECTION 8.04.  Defeasance of Certain Obligations........................................................37
         SECTION 8.05.  Conditions to Defeasance or Covenant Defeasance..........................................37
         SECTION 8.06.  Application of Trust Money...............................................................38
         SECTION 8.07.  Repayment to Issuers.....................................................................38
         SECTION 8.08.  Reinstatement............................................................................39

ARTICLE NINE  AMENDMENTS, SUPPLEMENTS AND WAIVERS................................................................39
         SECTION 9.01.  Without Consent of Holders...............................................................39

         SECTION 9.02.  With Consent of Holders..................................................................40
         SECTION 9.03.  Revocation and Effect of Consent.........................................................41
         SECTION 9.04.  Notation on or Exchange of Securities....................................................41
         SECTION 9.05.  Trustee to Sign Amendments, Etc..........................................................41
         SECTION 9.06.  Conformity with Trust Indenture Act......................................................42

ARTICLE TEN  PARENT GUARANTEE OF NOTES...........................................................................42
         SECTION 10.01.  Unconditional Parent Guarantee..........................................................42

ARTICLE ELEVEN  MISCELLANEOUS....................................................................................43
         SECTION 11.01.  Trust Indenture Act of 1939.............................................................43
         SECTION 11.02.  Notices.................................................................................43
         SECTION 11.03.  Certificate and Opinion as to Conditions Precedent......................................45
         SECTION 11.04.  Statements Required in Certificate or Opinion...........................................45
         SECTION 11.05.  Rules by Trustee Paying Agent or Registrar..............................................46
         SECTION 11.06.  Payment Date Other Than a Business Day..................................................46
         SECTION 11.07.  Governing Law...........................................................................46
         SECTION 11.08.  No Adverse Interpretation of Other Agreements...........................................46
         SECTION 11.09.  No Recourse Against Others..............................................................46
         SECTION 11.10.  Successors..............................................................................46
         SECTION 11.11.  Duplicate Originals.....................................................................46
         SECTION 11.12.  Table of Contents, Headings, Etc........................................................46

                  INDENTURE, dated as of April 1, 1998, among CALAIR L.L.C., a Delaware limited liability company ("Calair"), and CALAIR CAPITAL CORPORATION, a Delaware corporation ("Calair Capital" and, together with Calair, the "Note Issuers"), as joint and several obligors, CONTINENTAL AIRLINES, INC., a Delaware corporation, as guarantor (the "Guarantor" and, together with the Note Issuers, the "Issuers"), and BANK ONE, N.A., a national banking association, as trustee (the "Trustee").

                                    RECITALS

                  The Note Issuers have duly authorized the execution and delivery of this Indenture to provide for the issuance of up to $112,300,000 aggregate principal amount of the Note Issuers' 81/8% Senior Notes due 2008 (the "Initial Notes") issuable as provided in this Indenture and, if and when issued in exchange for notes as provided in the Registration Rights Agreement (as defined herein), 81/8% Senior Notes due 2008 (the "Exchange Notes" and, together with the Initial Notes, the "Notes"). The Guarantor has duly authorized the execution and delivery of this Indenture to provide for its guarantee (the "Parent Guarantee" and, together with the Notes, the "Securities") of the Notes. All things necessary to make this Indenture a valid agreement of the Issuers, in accordance with its terms, have been done, and the Issuers have done all things necessary to make the Securities, when executed by the Issuers and authenticated and delivered by the Trustee hereunder and duly issued by the Issuers, the valid obligations of the Issuers as hereinafter provided. This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act of 1939, as amended, that are required to be a part of and to govern indentures qualified under the Trust Indenture Act of 1939, as amended.

                      AND THIS INDENTURE FURTHER WITNESSETH

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows.


                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.01.  Definitions.

                  "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent" means any Registrar, Paying Agent, authenticating agent or co-Registrar.

                  "Agent Members" has the meaning provided in Section 2.07(a).

                  "Average Life" means, as of the date of determination with respect to any indebtedness, the quotient obtained by dividing (a) the sum of the products of (i) the number of years from the date of determination to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such indebtedness multiplied by
(ii) the amount of each such principal payment by (b) the sum of all such principal payments.

                  "Board of Directors" means, with respect to any Person, the board of directors of such Person or any committee of such board of directors duly authorized to act with respect to this Indenture or the managing member of such Person.

                  "Board Resolution" means, with respect to any Person, a copy of a resolution, certified by the Secretary or Assistant Secretary of such Person or the Secretary or Assistant Secretary of the managing member of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York, in the City of Houston, Texas or in the city of the Corporate Trust Office of the Trustee, are authorized by law to close.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, partnership interests, participations, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock, whether now outstanding or issued after the date of this Indenture.

                  "Certificated Securities" has the meaning provided in Section 2.07(b).

                  "Closing Date" means the date on which the Initial Notes are originally issued under this Indenture.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties at such time.

                  "Company Agreement" means the Amended and Restated Limited Liability Company Agreement of Calair, as amended, supplemented or modified from time to time.

                  "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date of this Indenture, located at 100 East Broad Street, 8th Floor, Columbus,

Ohio 43215, and in New York City, c/o First Chicago Trust Company of New York, as agent for the Trustee, 14 Wall Street, 8th Floor, Suite 4607, New York, New York 10005.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" means The Depository Trust Company, its nominees, and their respective successors.

                  "ERISA" has the meaning provided in Section 2.08(e).

                  "Event of Default" has the meaning provided in Section 6.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Notes" means any notes of the Note Issuers, as defined in the first paragraph of the recitals hereof, containing terms identical to the Initial Notes (except that such Exchange Notes (i) shall be registered under the Securities Act, (ii) will not provide for an increase in the rate of interest (other than with respect to overdue amounts) and (iii) will not contain terms with respect to transfer restrictions, other than the transfer restrictions provided for in Section 2.08(e) relating to certain ERISA matters) that are issued and exchanged for the Initial Notes pursuant to the Registration Rights Agreement and this Indenture.

                  "GAAP" means generally accepted accounting principles in the United States, as applied from time to time by any Person in the preparation of its consolidated financial statements.

                  "Global Securities" has the meaning provided in Section 2.01.

                  "Guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

                  "Guarantor" means the party named as such in the first paragraph of this Indenture until a successor or successors replace it pursuant to Article Five of this Indenture and thereafter means the successor or successors.

                  "Holder" or "Securityholder" means the then registered holder of any Security.

                  "IAI Global Security" has the meaning provided in Section
2.01.


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

                  "Indenture" means this Indenture as originally executed or as it may be amended or supplemented from time to time by one or more indentures supplemental to this Indenture entered into pursuant to the applicable provisions of this Indenture.

                  "Initial Notes" has the meaning provided in the first paragraph of the Recitals hereof.

                  "Initial Purchasers" means Chase Securities Inc., Credit Suisse First Boston Corporation and Morgan Stanley & Co. Incorporated.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

                  "Interest Payment Date" means each semiannual interest payment date on April 1 and October 1 of each year, commencing October 1, 1998.

                  "Issuers" means the parties named as such in the first paragraph of this Indenture until a successor or successors replace them pursuant to Article Five of this Indenture and thereafter means the successor or successors.

                  "Issuer Order" means a written request or order signed in the name of an Issuer (i) by its Chairman, a Vice Chairman, its President, its Chief Financial Officer or a Vice President, or by the Chairman, a Vice Chairman, the President, the Chief Financial Officer or a Vice President of its managing member, and (ii) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, or by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of its managing member, and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

                  "Maturity" means, with respect to any Security, the date on which any principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

                  "Make-Whole Premium" has the meaning provided in Section 3.01.

                  "Non-U.S. Person" means a person who is not a U.S. Person.

                  "Note Issuers" means the parties named as such in the first paragraph of this Indenture until a successor or successors replace them pursuant to Article Five of this Indenture and thereafter means the successor or successors.

                  "Officer" means (i) the Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President or the Chief Financial Officer of the applicable Person or such Person's managing member, and (ii) the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary of the applicable Person or such Person's managing member; provided, however, that Officer may also mean any two of the Persons listed in clause (i) above.

                  "Officers' Certificate" means a certificate signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the definition thereof; provided, however, that any such certificate may be signed by any two of the Officers listed in clause (i) of the definition thereof in lieu of being signed by one Officer listed in clause (i) of the definition thereof and one Officer listed in clause (ii) of the definition thereof. Each Officers' Certificate (other than certificates provided pursuant to TIA Section 314(a)(4)) shall include the statements provided for in TIA Section 314(e).

                  "Offshore Global Security" has the meaning provided in Section 2.01.

                  "Opinion of Counsel" means, with respect to any Person, a written opinion signed by legal counsel who may be an employee of or counsel to such Person. Each such Opinion of Counsel shall include the statements provided for in TIA Section 314(e).

                  "Paying Agent" has the meaning provided in Section 2.04, except that, for the purposes of Article Eight, the Paying Agent shall not be any of the Issuers or a Subsidiary of the Issuers or an Affiliate of any of them. The term "Paying Agent" includes any additional Paying Agent.

                  "Parent Guarantee" means the Guarantor's unconditional guarantee of the payment of the Notes as more fully described in Article Ten.

                  "Permanent Offshore Global Security" has the meaning provided in Section 2.01.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Principal" of a debt security, including the Securities, means the principal amount due on the Stated Maturity as shown on such debt security.

                  "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in Section 2.02.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Redemption Date" means, when used with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price," when used with respect to any Security to be redeemed, has the meaning provided in Section 3.01.

                  "Registrar" has the meaning provided in Section 2.04.

                  "Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated April 17, 1998, between the Issuers and the Initial Purchasers.

                  "Registration Statement" means the Registration Statement as defined and described in the Registration Rights Agreement.

                  "Regular Record Date" for the interest payable on any Interest Payment Date means the March 15 or September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Certificate" has the meaning provided in Section 2.01.

                  "Release Date" has the meaning provided in Section 2.01.

                  "Responsible Officer," (i) when used with respect to any Person or such Person's managing member other than the Trustee, means any vice president, any assistant vice president, the secretary, any assistant secretary, the treasurer and any assistant treasurer and (ii) when used with respect to the Trustee, means any vice president, any assistant vice president, any secretary, any assistant secretary, the treasurer, any assistant treasurer and any trust officer or assistant trust officer employed in the conduct of the Trustee's corporate trust business, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

                  "Restricted Period" means the 40-day restricted period as defined in Regulation S.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Securities" means any of the Notes referred to in the first paragraph of the recitals hereof, together with the guarantee thereof, that are authenticated and delivered under this Indenture. For all purposes of this Indenture, all Initial Notes and Exchange Notes shall vote together as one series of Securities under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Security Register" has the meaning provided in Section 2.04.

                  "Shelf Registration Statement" means the Shelf Registration Statement as defined and described in the Registration Rights Agreement.

                  "Stated Maturity" means, when used with respect to any Note or any installment of interest thereon, the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable, and, when used with respect to any other indebtedness, means the date specified in the instrument governing such indebtedness as the fixed date on which the principal of such indebtedness, or any installment of interest thereon, is due and payable.

                  "Subsidiary" means, with respect to any Person, any other Person a majority of the equity ownership or Voting Stock of which is at the time owned, directly or indirectly, by such Person or by one or more other Subsidiaries or by such Person and one or more other Subsidiaries.

                  "Temporary Offshore Global Security" has the meaning provided in Section 2.01.

                  "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

                  "Treasury Rate" has the meaning provided in Section 3.01.

                  "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of Article Seven of this Indenture and thereafter means such successor.

                  "United States Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended and as codified in Title 11 of the United States Code, as amended from time to time hereafter, or any successor federal bankruptcy law.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof at any time prior to the Stated Maturity of the Securities, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                  "U.S. Person" has the meaning ascribed thereto in Rule 902 under the Securities


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
Act.

                  "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

                  SECTION 1.02. Incorporation by Reference of Trust Indenture
Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:
"indenture securities" means the Securities; "indenture security holder" means a Holder or a Securityholder; "indenture to be qualified" means this Indenture; "indenture trustee" or "institutional trustee" means the Trustee; and "obligor" on the indenture securities means the Issuers or any other obligor on the Securities. All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by a rule of the Commission and not otherwise defined herein have the meanings assigned to them therein.

                  SECTION 1.03. Rules of Construction.

Unless the context otherwise requires:

                  (i)   a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP:

                  (iii) "or" is not exclusive;

                  (iv) words in the singular include the plural, and words in the plural include the singular;

                  (v)   provisions apply to successive events and transactions;

                  (vi) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                  (vii) all references to Sections or Articles refer to Sections or Articles of this Indenture unless otherwise indicated.

                                   ARTICLE TWO

                                 THE SECURITIES



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
                  SECTION 2.01. Form and Dating. The Initial Notes, the Guarantor's guarantee thereof, and the Trustee's certificate of authentication shall be substantially in the form annexed hereto as Exhibit A. Any Exchange Notes, the Guarantor's guarantee thereof, and the Trustee's certificate of authentication shall be substantially in the form annexed hereto as Exhibit B. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Issuers are subject, if any, or usage. The Issuers shall approve the form of the Securities and any notation, legend or endorsement on the Securities. Each Security shall be dated the date of its authentication.

                  The terms and provisions contained in the forms of the Securities annexed hereto as Exhibit A and Exhibit B shall constitute, and are hereby expressly made, a part of this Indenture. Each of the Issuers and the Trustee, by its execution and delivery of this Indenture, expressly agrees to the terms and provisions of the Securities applicable to it and to be bound thereby.

                  Initial Notes offered and sold to QIBs pursuant to Rule 144A shall be issued in the form of one or more permanent global notes in definitive, fully registered form, without interest coupons, substantially in the form set forth in Exhibit A (the "U.S. Global Security"), deposited with the Trustee, as custodian for the Depositary, and registered in the name of Cede & Co., as nominee of the Depositary, or remain in the custody of the Trustee pursuant to the FAST Balance Certificate Agreement between the Depositary and the Trustee. The U.S. Global Security will be duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the U.S. Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Initial Notes offered and sold in offshore transactions to Non-U.S. Persons in reliance on Regulation S shall be issued in the form of one or more temporary global notes in registered form, without interest coupons, substantially in the form set forth in Exhibit A (the "Temporary Offshore Global Security"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. Beneficial interests in the Temporary Offshore Global Security will be exchanged for beneficial interests in a corresponding single permanent global note in registered form (the "Permanent Offshore Global Security," and together with the Temporary Offshore Global Security, the "Offshore Global Security") within a reasonable period after the expiration of the Restricted Period (the "Release Date") upon the receipt by the Trustee or its agent of a certificate certifying that the Holders of the beneficial interests in the Temporary Offshore Global Security are non-U.S. Persons within the meaning of Regulation S or U.S. Persons who purchased such interests pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act (a "Regulation S Certificate"), substantially in the form set forth in Exhibit C. Upon receipt by the Trustee or Paying Agent of a Regulation S Certificate, (i) with respect to the first such Regulation S Certificate, the Issuers shall execute and upon receipt


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

of an Issuer Order for authentication, the Trustee shall authenticate and deliver to the custodian, the applicable Permanent Offshore Global Security and
(ii) with respect to the first and all subsequent Regulation S Certificates, the custodian shall exchange on behalf of the applicable beneficial owners the portion of the applicable Temporary Offshore Global Security covered by such Regulation S Certificates for a comparable portion of the applicable Permanent Offshore Global Security. Upon any exchange of a portion of a Temporary Offshore Global Security for a comparable portion of a Permanent Offshore Global Security, the custodian shall endorse on the schedules affixed to each of such Offshore Global Security (or on continuations of such schedules affixed to each of such Offshore Global Security and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the applicable Temporary Offshore Global Security, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the applicable Permanent Offshore Global Security, an increase in the principal amount thereof equal to the principal amount of the decrease in the applicable Temporary Offshore Global Security pursuant to clause (x) above. The Offshore Global Security will be deposited with the Trustee, as custodian for the Depositary, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Offshore Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Initial Notes which are offered and sold to Institutional Accredited Investors (other than QIBs and Non-U.S. Persons) shall be issued in the form of a permanent global note in registered form, without interest coupons, substantially in the form set forth in Exhibit A (the "IAI Global Security"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the IAI Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  The U.S. Global Security, the Offshore Global Security and the IAI Global Security are sometimes collectively herein referred to as the "Global Securities."

                  The definitive Securities shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.02. Restrictive Legends.

                  Unless and until (i) an Initial Note is sold under an effective Registration Statement or (ii) an Initial Note is exchanged for an Exchange Note in connection with an effective Registration Statement, in each case pursuant to the Registration Rights Agreement, the U.S. Global Security and the IAI Global Security shall bear the following legend (the "Private Placement Legend") on the face thereof:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CALAIR L.L.C. ("CALAIR"), CALAIR CAPITAL CORPORATION ("CALAIR CAPITAL," AND TOGETHER WITH CALAIR, THE "ISSUERS") OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF ANY OF THE FOREGOING CLAUSES
(A) THROUGH (F), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUERS AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE

RESTRICTION TERMINATION DATE.

                  The Offshore Global Security shall bear the following legend on the face thereof:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CALAIR L.L.C. ("CALAIR") OR CALAIR CAPITAL CORPORATION ("CALAIR CAPITAL" AND, TOGETHER WITH CALAIR, THE "ISSUERS") OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE ANY OF THE FOREGOING CLAUSES (A) THROUGH (F), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUERS AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND

INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                  The Temporary Offshore Global Security shall also bear the following legend on the face thereof:

                  THIS GLOBAL SECURITY IS A TEMPORARY GLOBAL SECURITY FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL SECURITY NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

                  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

                  The Global Securities, whether or not an Initial Note, shall also bear the following legend on the face thereof:

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE ISSUERS OR THE ISSUERS' AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 2.07 AND 2.08 OF THE INDENTURE.

                  SECTION 2.03. Execution, Authentication and Denominations. An Officer of each of the Note Issuers shall execute the Notes for each of the Note Issuers by facsimile or manual signature in the name and on behalf of each of the Note Issuers. An Officer of the Guarantor shall endorse the Parent Guarantee included in the Notes by facsimile or manual signature in the name and on behalf of the Guarantor to evidence the Guarantor's Parent Guarantee of the obligations thereunder, and any reference herein to the execution of a Note by the Guarantor shall be interpreted as a reference to such endorsement.

                  If an Officer whose signature is on a Security held that office at the time of execution of the Security but no longer holds that office at the time the Trustee or authenticating agent authenticates the Security, the Security shall be valid nevertheless. A Security shall not be valid until an authorized signatory of the Trustee or authenticating agent manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee or an authenticating agent shall upon receipt of an Issuer Order authenticate for original issue Initial Notes in the aggregate principal amount of up to $112,300,000 plus any Exchange Notes that may be issued pursuant to the Registration Rights Agreement; provided that the Trustee shall receive an Officers' Certificate and an Opinion of Counsel of the Issuers in connection with such authentication of Securities. The Opinion of Counsel shall be substantially to the effect that:

                  (a) the form of such Securities is in conformity with the provisions of this Indenture;

                  (b) an indenture supplemental hereto, if any, when executed and delivered by the Issuers and the Trustee, will constitute a valid and binding obligation of each Issuer;

                  (c) such Notes, when authenticated and delivered by the Trustee and issued by the Note Issuers in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of each Note Issuer in accordance with their terms and will be entitled to the benefits of this Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

                  (d) the Parent Guarantee on such Notes, when executed by the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute a valid and binding obligation of the Guarantor in accordance with its terms and will be entitled to the benefits of this Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles; and

                  (e) that each Issuer has been duly incorporated in, and is a validly existing corporation or limited liability company in good standing under the laws of, the State of Delaware.

                  Such Issuer Order shall specify the amount of Securities to be authenticated and the date on which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed the amount set forth above except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 2.06, 2.09 or 2.11.

                  The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Issuers or an Affiliate of any of the Issuers.

                  The Securities shall be issuable only in registered form without interest coupons and only in denominations of $1,000 in principal amount and any integral multiple of $1,000 in excess thereof.

                  SECTION 2.04.  Registrar and Paying Agent.
  The Issuers shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Securities may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served, which shall be in the Borough of Manhattan, The City of New York; provided, however that at the option of the Note Issuers, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register (as defined below). The Issuers shall cause the Registrar to keep a register of the Securities and of their transfer and exchange (the "Security Register"). The Issuers may have one or more co-Registrars and one or more additional Paying Agents.

                  The Issuers shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Issuers shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Issuers fail to maintain a Registrar, Paying Agent and/or agent for service of notices and demands, the Trustee shall act as such Registrar, Paying Agent and/or agent for service of notices and demands for so long as such failure shall continue and shall be entitled to compensation therefor pursuant to Section 7.07. The Issuers may remove any Agent upon written notice to such Agent and the Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor Agent to such Agent as evidenced by an appropriate agency agreement entered into by the Issuers and such successor Agent and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accordance with clause (i) of this proviso. The Issuers, any Subsidiary of the Issuers, or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar, and/or agent for service of notice and demands; provided, however, that neither the Issuers, a Subsidiary of the Issuers nor an Affiliate of any of them shall act as Paying Agent in connection with the defeasance of the Securities or the discharge of this Indenture under Article Eight.

                  The Issuers initially appoint the Trustee as Registrar, Paying Agent, authenticating agent and agent for service of notice and demands. If, at any time, the Trustee is not the Registrar, the Registrar shall make available to the Trustee before each Interest Payment Date and at such other times as the Trustee may reasonably request, the names and addresses of the Holders as they appear in the Security Register.

                  SECTION 2.05. Paying Agent to Hold Money in Trust. Not later than 12:30 p.m. New York City time on each due date of the principal, premium, if any, and interest on any Securities, the Note Issuers or the Guarantor, as the case may be, shall deposit with the Paying Agent money in immediately available funds sufficient to pay such principal, premium, if any, and interest so becoming due. The Note Issuers or the Guarantor, as the case may be, shall require each Paying Agent, if any, other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Securities (whether such money has been paid to it by the Note Issuers or the Guarantor, as the case may be, or any other obligor on the Securities), and that such Paying Agent shall promptly notify the Trustee in writing of any default by the Note Issuers or the Guarantor, as the case may be, (or any other obligor on the Securities) in making any such payment. The Note Issuers or the Guarantor, as the case may be, at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Note Issuers or the Guarantor, as the case may be, or any Subsidiary of the Note Issuers, the Guarantor or any Affiliate of any of them acts as Paying Agent, it will, on or before each due date of any principal of, premium, if any, or interest on the Securities, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such principal, premium, if any, or interest so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee in writing of its action or failure to act as required by this Section 2.05.

                  SECTION 2.06. Transfer and Exchange. The Securities are issuable only in registered form. A Holder may transfer a Security by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Issuers, the Trustee, and any agent of the Issuers or the Trustee shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and neither the Issuers, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of or beneficial owner of an interest in a Global Security shall, by acceptance of such Global Security, be deemed to have agreed that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Depositary (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry. When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations (including on exchange of Securities for Exchange Securities), the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided that no exchanges of Securities for Exchange Securities shall occur until a Registration Statement shall have been declared effective by the Commission and that any Securities that are exchanged for Exchange Notes shall be cancelled by the Trustee. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Issuers shall execute and the Trustee shall authenticate Securities at the Registrar's request. No service charge shall be made to any Holder for any registration of transfer or exchange or redemption of the Securities, but the Issuers may require payment by the Holder of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon transfers, exchanges or redemptions pursuant to Section 2.11, 3.08, or 9.04).

                  The Registrar shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 3.03 or Section 3.08 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  SECTION 2.07. Book-Entry Provisions for Global Securities. (a) The U.S. Global Security and Offshore Global Security initially shall (i) be registered in the name of the Depositary for such Global Securities or in the name of Cede & Co., as nominee of the Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in
Section 2.02. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under any Global Security, and the Depositary may be treated by the Issuers, the Trustee and any agent of the Issuers or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.

                  (b) Transfers of a Global Security shall be limited to transfers of such Global

Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the applicable rules and procedures of the Depositary and the provisions of Section 2.08. Securities in definitive form ("Certificated Securities") shall be issued to each Person that the Depositary identifies as the beneficial owner of the Securities represented by a Global Security, if (i) the Issuers notify the Trustee in writing that the Depository is no longer willing or able to act as Depositary for each Global Security or the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed by the Issuers within 90 days of such notice or cessation, (ii) the Issuers execute and deliver to the Trustee an Officers' Certificate stating that they elect to cause the issuance of Securities in definitive form under this Indenture or (iii) an Event of Default has occurred and is continuing and the Registrar has received a request to the foregoing effect from the Depositary.

                  (c) Any beneficial interest in one of the Global Securities that is transferred to a Person who takes delivery in the form of an interest in any other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in such other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

                  (d) In connection with any transfer pursuant to paragraph (b) of this Section 2.07 of a portion of the beneficial interests in a Global Security to beneficial owners who are required to hold Certificated Securities, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Issuers shall execute, and the Trustee shall authenticate and deliver, one or more Certificated Securities of like tenor and amount.

                  (e) In connection with the transfer of an entire Global Security to beneficial owners pursuant to paragraph (b) of this Section 2.07, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Issuers shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Security an equal aggregate principal amount of Certificated Securities of authorized denominations.

                  (f) Any Certificated Security delivered in exchange for an interest in the U.S. Global Security pursuant to paragraph (d) or (e) of this
Section 2.07 shall, except as otherwise provided by paragraph (c) of Section 2.08, bear the legend regarding transfer restrictions applicable to the Certificated Security set forth in Section 2.02.

                  (g) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  SECTION 2.08. Special Transfer Provisions. (a) The following provisions shall apply with respect to any proposed transfer of a U.S. Global Security or an IAI Global Security or a beneficial interest therein prior to the expiration of the Resale Restriction Termination Date (as defined in Section
2.02 hereof):

                  (i) a transfer of a U.S. Global Security or an IAI Global Security or a beneficial interest therein to a QIB (as defined herein) shall be made upon the representation of the transferee that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) a transfer of a U.S. Global Security or an IAI Global Security or a beneficial interest therein to an institutional accredited investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit D hereof from the proposed transferee and, if requested by the Issuers or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                  (iii) a transfer of a U.S. Global Security or an IAI Global Security or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit E hereof from the proposed transferee and, if requested by the Issuers or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  (b) The following provisions shall apply with respect to any proposed transfer of an Offshore Global Security or a beneficial interest therein or a Certificated Security prior to the expiration of the Restricted
Period:

                  (i) a transfer of the Offshore Global Security or a beneficial interest therein or a Certificated Security to a QIB shall be made upon the representation of the transferee that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) a transfer of the Offshore Global Security or a beneficial interest therein or a Certificated Security to an institutional accredited investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit D hereof from the proposed transferee and, if requested by the Issuers or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

                  (iii) a transfer of the Offshore Global Security or a beneficial interest therein or a Certificated Security to a Non-U.S. Person shall be made upon, if requested by the Issuers or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  Prior to or on the expiration of the Restricted Period, beneficial interests in the Offshore Global Security may only be held through Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), or Cedel Bank, societe anonyme ("Cedel") (as indirect participants in DTC) unless exchanged for interests in the U.S. Global Security or the IAI Global Security in accordance with the transfer and certification requirements hereof. During the Restricted Period, interests in the Offshore Global Security, if any, may be exchanged for interests in the U.S. Global Security, the IAI Global Security or for Certificated Securities only in accordance with the certification requirements described in this Article Two.

                  After the expiration of the Restricted Period, interests in the Offshore Global Security or a Certificated Security may be transferred without requiring certification set forth in Exhibit D or any additional certification.

                  (c) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuers and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (d) General. By its acceptance of any Securities bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Securities set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer set forth in this Indenture.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.07 or this Section
2.08. The Issuers shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                  (e) ERISA. The following provision shall apply with respect to any proposed transfer of a Global Security or a beneficial interest therein or a Certificated Security:

                  a transfer of a Global Security or a beneficial interest therein or a Certificated Security to any transferee thereof shall be made upon the representation of the transferee that (i) if it is an insurance company, the funds to be used to purchase the Notes by it constitute (x) assets of an insurance company general account maintained by it and the acquisition and holding of each such Note by such account satisfies the requirements of United States Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60 or (y) assets of an insurance company pooled separate account satisfying the conditions of PTCE 90-1, and (ii) if it is not an insurance company, no part of the funds to be used to purchase the Notes to be purchased by it constitute assets of any trust or other entity which contains, or is deemed to contain, the assets of any employee benefit plan such that the use of such assets constitutes a non-exempt prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). As used in this paragraph, the term "employee benefit plan" shall have the meaning assigned to such term in Section 3 of ERISA.

                  (f) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or other Person with respect to any ownership interest in the Securities, with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected and indemnified pursuant to Section 7.07 in relying upon information furnished by the Depositary with respect to any beneficial owners, its members and participants.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including without limitation any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation of evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  SECTION 2.09. Replacement Securities. If a mutilated Security is surrendered to the Trustee or if the Holder claims that the Security has been lost, destroyed or wrongfully taken, the Issuers shall issue and the Trustee shall authenticate a replacement Security of like tenor and principal amount and bearing a number not contemporaneously outstanding; provided that the requirements of the second paragraph of Section 2.10 are met. If required by the Trustee or the Issuers, an indemnity bond must be furnished that is sufficient in the judgment of the Trustee to protect the Issuers, the Trustee or any Agent from any loss that any of them may suffer if a Security is replaced. The Issuers may charge such Holder for their expenses and the expenses of the Trustee in replacing a Security. In case any such mutilated, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Issuers in their discretion may pay the principal of, premium, if any, and interest accrued on such Security instead of issuing a new Security in replacement thereof.

                  If, after the delivery of such replacement Security, a bona fide purchaser of the original Security in lieu of which such replacement Security was issued presents for payment or registration such original Security, the Trustee shall be entitled to recover such replacement Security from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trustee, the Issuers or any Agent in connection therewith.

                  Every replacement Security is an additional obligation of the Issuers and shall be entitled to the benefits of this Indenture.

                  SECTION 2.10. Outstanding Securities. Securities outstanding at any time are all Securities that have been authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.10 as not outstanding.

                  If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless and until the Trustee and the Issuers receive proof satisfactory to them that the replaced

Security is held by a bona fide purchaser.

                  If the Paying Agent (other than an Issuer or an Affiliate of an Issuer) holds on the maturity date money sufficient to pay the principal of, premium, if any, and interest accrued on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them shall cease to accrue.

                  A Security does not cease to be outstanding because an Issuer or one of its Affiliates holds such Security, provided, however, that, in determining whether the Holders of the requisite principal amount of the outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by an Issuer or any other obligor upon the Securities or any Affiliate of an Issuer or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not an Issuer or any other obligor upon the Securities or any Affiliate of an Issuer or of such other obligor.

                  SECTION 2.11. Temporary Securities. Until definitive Securities are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officers executing the temporary Securities, as evidenced by their execution of such temporary Securities. If temporary Securities are issued, the Issuers will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Issuers designated for such purpose pursuant to Section 4.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Issuers shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 2.12. Cancellation. A Note Issuer at any time may deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which a Note Issuer may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Note Issuers have not issued and sold. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment or cancellation and shall dispose of them in accordance with its normal procedure. The Note Issuers shall not issue new Securities to replace Securities they have paid in full or delivered to the Trustee for cancellation.

                  SECTION 2.13. CUSIP, CINS and ISIN Numbers. The Note Issuers in issuing the Securities may use "CUSIP," "CINS," "ISIN" or other identification numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers, CINS numbers, ISIN numbers or other identification numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities; provided further that failure to use "CUSIP," "CINS," "ISIN" or other identification numbers in any notice of redemption or exchange shall not effect the validity or sufficiency of such notice.

                  SECTION 2.14. Defaulted Interest. If the Issuers default in a payment of interest on the Securities, they shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date. A special record date, as used in this Section 2.14 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Issuers for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before the subsequent special record date, the Issuers shall mail to each Holder and to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid.


                                  ARTICLE THREE

                                   REDEMPTION

                  SECTION 3.01. Right of Redemption. The Note Issuers may, at their option at any time and from time to time, redeem Securities, in whole or in part, at a redemption price equal to the sum of (i) the principal amount thereof on the Redemption Date, plus (ii) accrued and unpaid interest thereon, if any, to the Redemption Date, plus (iii) the Make-Whole Premium, if any, with respect thereto (the "Redemption Price"). "Make-Whole Premium" means, with respect to any Security, the excess, if any, of (A) the present value of the required interest and principal payments due on such Security on or after the Redemption Date, computed using a discount rate equal to the Treasury Rate plus 25 basis points, over (B) the sum of the then outstanding principal amount of such Security plus the accrued and unpaid interest thereon, if any, paid on the Redemption Date. "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining Average Life of the Securities; provided, however, that if the Average Life of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Average Life of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                  SECTION 3.02. Notices to Trustee. If the Note Issuers elect to redeem Securities pursuant to Section 3.01, they shall notify the Trustee and the Depositary in writing of the Redemption Date and the amount of Securities to be redeemed. The Note Issuers shall give each notice provided for in this
Section 3.02 in an Officers' Certificate at least ten days before mailing the notice to Holders required pursuant to Section 3.04 (unless a shorter period shall be satisfactory to the Trustee).

                  SECTION 3.03. Selection of Securities to Be Redeemed. In the case of any partial redemption, selection of the Securities for redemption will be made by the Trustee not more than 60 days prior to the Redemption Date in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not listed on a national securities exchange, pro rata or by lot or by such other method as the Trustee shall deem fair and appropriate; provided that no Security of $1,000 in principal amount or less shall be redeemed in part.

                  The Trustee shall make the selection from the Securities outstanding and not previously called for redemption. Securities in denominations of $1,000 in principal amount may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 in principal amount or any integral multiple thereof) of Securities that have denominations larger than $1,000 in principal amount . Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Note Issuers and the Registrar promptly in writing of the Securities or portions of Securities to be called for redemption.

                  SECTION 3.04. Notice of Redemption. With respect to any redemption of Securities pursuant to Section 3.01, at least 20 days but not more than 60 days before a Redemption Date, the Note Issuers shall mail a notice of redemption by first class mail, postage pre-paid, to each Holder whose Securities are to be redeemed.

                  The notice shall identify the Securities to be redeemed and shall state:

                  (a)  the Redemption Date;

                  (b)  the Redemption Price;

                  (c)  the name and address of the Paying Agent;

                  (d) that Securities called for redemption must be surrendered to the Paying Agent in order to collect the Redemption Price;

                  (e) that, unless the Issuers default in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the Redemption Price upon surrender of the Securities to the Paying Agent;

                  (f) if any Security is being redeemed in part, the portion of the principal amount (equal to $1,000 in principal amount or any integral multiple thereof) of such Security to be redeemed and that, on and after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be reissued; and

                  (g) that, if any Security contains a CUSIP, CINS, ISIN or other identification number as provided in Section 2.13, no representation is being made as to the correctness of the CUSIP, CINS, ISIN or other identification number either as printed on the Securities or as contained in the notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities. At the Note Issuers' request (which request may be revoked by the Note Issuers at any time prior to the time at which the Trustee shall have given such notice to the Holders), made in writing to the Trustee at least ten days before it is required to mail the notice to Holders required by this Section 3.04, the Trustee shall give such notice of redemption in the name and at the expense of the Note Issuers. If, however, the Note Issuers give such notice to the Holders, the Note Issuers shall concurrently deliver to the Trustee an Officers' Certificate stating that such notice has been given.

                  SECTION 3.05. Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender of any Securities to the Paying Agent, such Securities shall be paid at the Redemption Price. Notice of redemption shall be deemed to be given when mailed, whether or not the Holder receives the notice. In any event, failure to give such notice, or any defect herein, shall not affect the validity of the proceedings for the redemption to whom such notice was properly given.

                  SECTION 3.06. Deposit of Redemption Price. On or prior to 10:00 A.M. New York City time on any Redemption Date, the Note Issuers shall deposit with the Paying Agent (or, if the Note Issuers are acting as their own Paying Agent, shall segregate and hold in trust as provided in Section 2.05) money sufficient to pay the Redemption Price of all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date that have been delivered by the Note Issuers to the Trustee for cancellation.

                  SECTION 3.07. Payment of Securities Called for Redemption. If notice of redemption has been given in the manner provided above, the Securities or portion of Securities specified in such notice to be redeemed shall become due and payable on the Redemption Date at the Redemption Price stated therein, and on and after such date (unless the Issuers shall default in the payment of such Securities at the Redemption Price, in which case the principal, until paid, shall bear interest from the Redemption Date at the rate prescribed in the Securities), such Securities shall cease to accrue interest. Upon surrender of any Security for redemption in accordance with a notice of redemption, such Security shall be paid and redeemed by the Note Issuers at the Redemption Price; provided that installments of interest shall be payable to the Holders registered as such at the close of business on the relevant Regular Record Date that is on or prior to the Redemption Date.

                  SECTION 3.08. Securities Redeemed in Part. Upon surrender of any Security that is redeemed in part, the Issuers shall execute and the Trustee shall authenticate and deliver to the Holder a new Security equal in principal amount to the unredeemed portion of such surrendered Security.


                                  ARTICLE FOUR

                                    COVENANTS

                  SECTION 4.01. Payment of Securities. The Note Issuers, as joint and several obligors, shall pay the principal of, premium, if any, and interest, including additional interest, if any, as provided in the Registration Rights Agreement, on the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal, premium, if any, or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than any Issuer, a Subsidiary of any Issuer, or any Affiliate of any of them) holds on that date money designated for and sufficient to pay the installment. If any Issuer or any Subsidiary of any Issuer or any Affiliate of any of them, acts as Paying Agent, an installment of principal, premium, if any, or interest shall be considered paid on the due date if the entity acting as Paying Agent complies with the last sentence of Section 2.05. As provided in
Section 6.09, upon any bankruptcy or reorganization procedure relative to the
Note Issuers, the Trustee shall serve as the Paying Agent for the Securities. The Note Issuers, as joint and several obligors, shall pay interest on overdue principal, premium, if any, and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified in the Securities.

                  SECTION 4.02. Maintenance of Office or Agency. The Note Issuers shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee, Registrar or co-Registrar or any Affiliate of any of them) where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The Note Issuers shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Note Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or serviced at the address of the Trustee set forth in Section 11.02.

                  SECTION 4.03. Reports. The Guarantor shall file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Guarantor has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Guarantor would be required to file if it were subject to
Section 13 or 15 of the Exchange Act. The Guarantor shall also (a) file with the Trustee copies of such reports and documents within 15 days after the date on which the Guarantor files such reports and documents with the Commission or the date on which the Guarantor would be required to file such reports and documents if the Guarantor were so required, and (b) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, supply at Calair's cost copies of such reports and documents to any Holder of Securities promptly upon written request.

                  SECTION 4.04. Compliance Certificates. (a) Each Issuer shall deliver to the Trustee, within 90 days after the end of its fiscal year, an Officers' Certificate stating whether or not the signers know if any Default or Event of Default has occurred during such fiscal year. Such certificates shall contain a certification from the principal executive officer, principal financial officer or principal accounting officer of each Issuer that a review has been conducted of the activities of such Issuer and such Issuer's performance under this Indenture and that, to the best knowledge of such officer, such Issuer has complied with all conditions and covenants under this Indenture. For purposes of this Section 4.04, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. If any such officer knows of a Default or Event of Default, the certificate shall describe any such Default or Event of Default and its status.

                  (b) Each Issuer shall deliver to the Trustee, within 90 days after the end of its fiscal year, a certificate signed by such Issuer's independent certified public accountants stating (i) that their audit examination has included a review of the terms of the Indenture and the Securities as they relate to accounting matters, (ii) that they have read the most recent Officers' Certificate delivered to the Trustee pursuant to paragraph
(a) of this Section 4.04 and (iii)
whether, in connection with their audit examination, anything came to their attention that caused them to believe that the Issuers were not in compliance with any of the terms, covenants, provisions or conditions of Article Four and
Section 5.01 of this Indenture as they pertain to accounting matters and, if any Default or event of Default related thereto has come to their attention, specifying the nature and period of existence thereof; provided that such independent certified public accountants shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards in effect at the date of such examination.

                  (c) The Issuers shall notify the Trustee in writing within five Business Days if any Responsible Officer of any Issuer acquires actual knowledge of an Event of Default.

                  SECTION 4.05. Rule 144(d)(4) Information. While any Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, each Note Issuer will make available, upon the request of any Holder or a prospective purchaser thereof designated by such Holder, such information as is specified in paragraph (d)(4) of Rule 144A, to such holder or prospective purchaser, in order to permit compliance by such holder with Rule 144A in connection with the resale of such Security by such holder unless, at the time of such request, the applicable Note Issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.


                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

                  SECTION 5.01. Consolidation, Merger and Sale of Assets by the Issuers. None of the Issuers will, in a single transaction or through a series of transactions, consolidate with or merge with or into any other Person, or permit any Person to consolidate with or merge into such Issuer, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any other Person or Persons if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of such Issuer and its Subsidiaries on a consolidated basis to any other Person or group of affiliated Persons, unless at the time and immediately after giving effect thereto (i) either (a) such Issuer will be the continuing corporation (or, in the case of Calair, the continuing limited liability company or the continuing corporation) or (b) the Person (if other than such Issuer) formed by such consolidation or into which such Issuer is merged or the Person or group of affiliated Persons that acquire by sale, assignment, conveyance, transfer, lease or disposition all or substantially all the properties and assets of such Issuer and its Subsidiaries on a consolidated basis (the "Surviving Entity") (1) will be a corporation (or, in the case of the successor to Calair, a limited liability company or a corporation) duly organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) will expressly assume, by a supplemental indenture in form satisfactory to the Trustee, such Note Issuer's obligation for the due and punctual payment of the principal of, premium, if any, and interest on all the Securities or the Guarantor's obligations under the Parent Guarantee, as the case may be, and the performance and observance of every covenant of this Indenture on the part of such Issuer to be performed or observed and (ii) immediately before and immediately after giving effect to such transaction or series of transactions, no Event of Default will have occurred and be continuing. Notwithstanding anything to the contrary contained in this paragraph, Calair Capital shall not merge into or consolidate with any entity if, as a result thereof, no Note Issuer will be a corporation.

                  In connection with any such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition, such Issuer or the Surviving Entity shall deliver to the Trustee, in form and substance reasonably satisfactory to the Trustee, (A) an Opinion of Counsel stating that such consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition, and if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with the requirements of this Indenture and that all conditions precedent therein provided for relating to such transaction have been complied with; and (B) an Opinion of Counsel stating
(i) that the obligations of the Guarantor under this Indenture remain enforceable, or, in the case of a consolidation, merger, sale, assignment, conveyance, transfer, lease or other disposition by the Guarantor in which the Guarantor is not the Surviving Entity, that the Surviving Entity has directly assumed as obligor the obligations of the Guarantor under this Indenture and the obligations of the Surviving Person as the new guarantor under this Indenture are enforceable, or (ii) in the case of consolidation or a merger by a Note Issuer with, or sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of such Note Issuers' properties and assets to, the Guarantor, that the Guarantor has directly assumed as obligor the obligations of such Note Issuer under this Indenture.

                  SECTION 5.02. Successor Substituted. Upon any consolidation or merger, or any sale, conveyance, transfer or other disposition of all or substantially all of the property and assets of any Issuer in accordance with
Section 5.01 of this Indenture, the successor Person formed by such consolidation or merger or to which such sale, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, such Issuer with the same effect as if such successor Person had been named as a Note Issuer or Guarantor, as the case may be, herein.


                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

                  SECTION 6.01. Events of Default. An "Event of Default" shall occur with respect to the Securities if any of the following shall


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occur:

                  (a) default in the payment of any installment of interest on any Security when it becomes due and payable and continuance of such default for a period of 30 days;

                  (b) default in the payment of the principal of or premium, if any, on any Security at its Maturity (upon acceleration, optional redemption, required purchase or otherwise);

                  (c) default in the performance, or breach, of the provisions of Section 5.01;

                  (d) default in the performance, or breach, of any covenant of the Issuers contained in this Indenture (other than a default in the performance, or breach, of a covenant which is specifically dealt with in clause
(a), (b) or (c) above) and continuance of such default or breach for a period of 60 days after written notice shall have been given to the Issuers by the Trustee or to the Issuers and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then outstanding;

                  (e) the Parent Guarantee shall for any reason cease to be, or shall be asserted in writing by any Issuer not to be, enforceable in accordance with its terms and the terms of this Indenture;

                  (f) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of any Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Issuer or for all or substantially all of the property and assets of any Issuer or (C) the winding up or liquidation of the affairs of any Issuer and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (g) any Issuer (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or commences a voluntary dissolution, winding up or liquidation pursuant to its charter, by-laws or other organizational documents or pursuant to applicable law (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Issuer or for all or substantially all of the property and assets of any Issuer or (C) effects any general assignment for the benefit of creditors.

                  SECTION 6.02. Acceleration. If an Event of Default (other than an Event of Default specified in clause (f) or (g) of Section 6.01 that occurs with respect to any Issuer) occurs and is continuing under this Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding, by written notice to the Issuers (and to the Trustee if such notice is given by the Holders), may, and the Trustee upon the written request of such Holders shall, declare the


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


principal of, premium, if any, and accrued interest on the Securities to be immediately due and payable. Upon any such declaration of acceleration, such principal of, premium, if any, and accrued interest shall be immediately due and payable. If an Event of Default specified in clause (f) or (g) of Section 6.01 occurs and is continuing, then the principal of, premium, if any, and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after such a declaration of acceleration, but before a judgment or decree for the payment of the money due has been obtained by the Trustee, the Holders of at least a majority in aggregate principal amount of the outstanding Securities, by written notice to the Issuers and to the Trustee, may rescind such declaration and its consequences if (a) the Issuers have paid or deposited with the Trustee a sum sufficient to pay (i) all overdue interest on all Securities, (ii) all unpaid principal of and premium, if any, on any outstanding Securities that has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, (iii) to the extent that payment of such interest is lawful, interest upon overdue interest and overdue principal at the rate prescribed therefor by such Securities, (iv) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; (b) all Events of Default, other than the non-payment of amounts of principal of, premium, if any, or interest on the Securities that has become due solely by such declaration of acceleration, have been cured or waived; and (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Securities, to enforce the performance of any provision of the Securities or this Indenture or to bring actions on behalf of the Holders of the Securities against third parties. The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.

                  SECTION 6.04. Waiver of Past Defaults. Subject to Sections 6.02, 6.07 and 9.02, the Holders of at least a majority in aggregate principal amount of the outstanding Securities, by notice to the Trustee, may waive all past Defaults and Events of Default and their consequences (except a Default in the payment of principal of, premium, if any, or interest on any Security as specified in clause (a) or (b) of Section 6.01 or in respect of a covenant or provision of this Indenture which cannot be modified or amended without the consent of the Holder of each outstanding Security affected thereby) if (i) all existing Events of Default, other than the nonpayment of principal of, premium, if any, or interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  SECTION 6.05. Control by Majority. The Holders of at least a majority in aggregate principal amount of the outstanding Securities may, subject to Section 7.02(iv), direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders of Securities not joining in the giving of such direction and may take any other action it deems proper that is not inconsistent with any direction received from Holders of Securities pursuant to this Section 6.05.

                  SECTION 6.06. Limitation on Suits. A Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

                           (i) the Holder gives the Trustee written notice of a continuing Event of Default;

                           (ii) the Holders of at least 25% in aggregate principal amount of outstanding Securities make a written request to the Trustee to pursue the remedy;


                           (iii) such Holder or Holders offer the Trustee
                  indemnity satisfactory to the Trustee against any costs, liabilities or expenses which may be incurred in compliance with such request;

                           (iv) the Trustee does not comply with the request within 60 days after receipt of the written request and the offer of indemnity; and

                           (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Securities do not give the Trustee a direction that is inconsistent with the request.

                  For purposes of Section 6.05 and this Section 6.06, the Trustee shall comply with TIA Section 316(a) in making any determination of whether the Holders of the required aggregate principal amount of outstanding Securities have concurred in any request or direction of the Trustee to pursue any remedy available to the Trustee or the Holders with respect to this Indenture or the Securities or otherwise under the law. A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.


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

                  SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of the principal of, premium, if any, or interest on such Security, or to bring suit for the enforcement of any such payment, on or after the due date expressed in such Security, shall not be impaired or affected without the consent of such Holder.

                  SECTION 6.08. Collection Suit by Trustee. If an Event of Default in payment of principal, premium or interest specified in clause (a) or
(b) of Section 6.01 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuers or any other obligor of the Securities for the whole amount of principal, premium, if any, and accrued interest remaining unpaid, together with interest on overdue principal, premium, if any, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate specified in the Securities, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  SECTION 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07) and the Holders allowed in any judicial proceedings relative to the Issuers (or any other obligor of the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies, securities or other property payable or deliverable upon conversion or exchange of the Securities or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 6.10. Priorities. If the Trustee collects any money pursuant to this Article Six, it shall pay out the money in the following order:

                  First:  to the Trustee for all amounts due under Section 7.07;


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


                  Second: to the Holders for amounts then due and unpaid for principal of, premium, if any, and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, respectively; and

                  Third: to the Issuers or any other obligors of the Securities, as their interests may appear, or as a court of competent jurisdiction may direct. The Trustee, upon prior written notice to the Issuers, may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

                  SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the outstanding Securities.

                  SECTION 6.12. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Issuers, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Issuers, Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 6.13. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities in Section 2.09, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 6.14. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing


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

upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


                                  ARTICLE SEVEN

                                     TRUSTEE

                  SECTION 7.01. General. The duties and responsibilities of the Trustee shall be as provided by the TIA and as set forth herein. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article Seven.

                  SECTION 7.02. Certain Rights of Trustee. Subject to TIA Sections 315(a) through (d):

                  (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document and may in good faith conclusively rely as to the truth of the statements and the correctness of the opinions therein;

                  (ii) before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate, opinion and/or an accountants' certificate;

                  (iii) the Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care;

                  (iv) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (v) the Trustee shall not be liable for any action it take or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders of a majority in principal amount of the outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; provided that the Trustee's conduct does not constitute negligence or bad faith;

                  (vi) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (vii) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuers personally or by agent or attorney;

                  (viii) any request or direction of the Issuers mentioned herein shall be sufficiently evidenced by an Issuer Order and any resolution of any Board of Directors may be sufficiently evidenced by a Board Resolution; and

                  (ix) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  SECTION 7.03. Individual Rights of Trustee. The Trustee, in its commercial banking or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to TIA Sections 310(b) and 311.

                  SECTION 7.04. Trustee's Disclaimer. The Trustee (i) makes no representation as to the validity or adequacy of this Indenture or the Securities, (ii) shall not be accountable for the Issuers' use or application of the proceeds from the Securities and (iii) shall not be responsible for any statement in the Securities other than its certificate of authentication.

                  SECTION 7.05. Notice of Default. If any Default or any Event of Default occurs and is continuing and if such Default or Event of


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

Default is known to an officer assigned to administer corporate trust matters of the Trustee, the Trustee shall mail to each Holder in the manner and to the extent provided in TIA Section 313(c) notice of the Default or Event of Default within 30 days after it occurs, unless such Default or Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

                  SECTION 7.06. Reports by Trustee to Holders. Within 60 days after each December 31, beginning with December 31, 1998, the Trustee shall mail to each Holder as provided in TIA Section 313(c) a brief report that complies with TIA Section 313(a) dated as of such December 31, if required by TIA Section 313(a).

                  SECTION 7.07. Compensation and Indemnity. The Issuers shall pay to the Trustee from time to time such compensation as shall be agreed upon in writing for its services. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses (including costs of collection) and advances incurred or made by the Trustee. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Issuers shall indemnify the Trustee for, and hold it harmless against, any loss or liability or expense incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Indenture and its duties under this Indenture and the Securities, including, without limitation, the costs and expenses of investigating or defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties under this Indenture and the Securities.

                  To secure the Issuers' payment obligations in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of, premium, if any, and interest on particular Securities. If the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in clause (h) or
(i) of Section 6.01, the expenses and the compensation for the services will be intended to constitute expenses of administration under the United States Bankruptcy Code or any applicable federal or state law for the relief of debtors.


                  SECTION 7.08. Replacement of Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08. The Trustee may resign at any time by so notifying the Issuers in writing at least


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

30 days prior to the date of the proposed resignation. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the consent of the Issuers. The Issuers may at any time remove the Trustee, by Issuer Order given at least 30 days prior to the date of the proposed removal if: (i) the Trustee is no longer eligible under Section 7.10; (ii) the Trustee is adjudged a bankrupt or an insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed, or if a vacancy exists in the office of Trustee for any reason, the Issuers shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Issuers. If the successor Trustee does not deliver its written acceptance required by the next succeeding paragraph of this Section 7.08 within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuers or the Holders of a majority in principal amount of the outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Immediately after the delivery of such written acceptance, subject to the lien provided in Section 7.07, (i) the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, (ii) the resignation or removal of the retiring Trustee shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder. If the Trustee is no longer eligible under Section 7.10, any Holder who satisfies the requirements of TIA Section 310(b) may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. The Issuers shall give notice of any resignation and any removal of the Trustee and each appointment of a successor Trustee to all Holders. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuers' obligations under Section 7.07 shall continue indefinitely for the benefit of the retiring Trustee.

                  SECTION 7.09. Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

                  SECTION 7.10. Eligibility. This Indenture shall always have a Trustee who satisfies requirements of TIA Section


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

310(a)(1). The Trustee shall have a combined capital and surplus of at least $25,000,000 as set forth in its most recent published annual report of condition.

                  SECTION 7.11. Money Held in Trust. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article Eight of this Indenture.

                  SECTION 7.12. Withholding Taxes. The Trustee, as agent for the Issuers, shall exclude and withhold from each payment of principal and interest and other amounts due hereunder or under the Securities any and all withholding taxes applicable thereto as required by the federal law of the United States or the law of the State of New York or any political subdivision thereof ("U.S. Taxes"). The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future U.S. Taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Securities, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the holders of the Securities, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each holder of a Security appropriate documentation showing the payment thereof, together with such additional documentary evidence as such holders may reasonably request from time to time.


                                  ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

                  SECTION 8.01. Termination of Issuers' Obligations. Except as otherwise provided in this Section 8.01, the Issuers may terminate their obligations under the Securities and this Indenture if:

                  (i) all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities that have been replaced or Securities that are paid pursuant to Section 4.01 or Securities for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Note Issuers, as provided in Section 8.07) have been delivered to the Trustee for cancellation and the Issuers have paid all sums payable by them hereunder; or

                  (ii) (A) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (B) the Note Issuers irrevocably deposit in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders for that purpose, cash or U.S. Government Obligations sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee in the case of deposit of U.S. Government Obligations or a combination of cash and U.S. Government Obligations), without consideration of any reinvestment of any interest thereon, to pay principal, premium, if, any, and interest on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, (C) no Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit, (D) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which any of the Issuers is a party or by which any of the Issuers is bound and (E) the Issuers have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

                  With respect to the foregoing clause (i), the Issuers' obligations under Section 7.07 shall survive. With respect to the foregoing clause (ii), the Issuers' obligations in Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 2.14, 4.01, 4.02, 7.07, 7.08, 8.06, 8.07 and 8.08 shall survive until the Securities are no longer outstanding. Thereafter, only the Issuers' obligations in Sections 7.07, 8.07 and 8.08 shall survive. After any such irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Issuers' obligations under the Securities and this Indenture except for those surviving obligations specified above.

                  SECTION 8.02. Issuers' Option to Effect Defeasance or Covenant Defeasance. The Issuers may, at their option and at any time, with respect to the Securities, elect to have either Section 8.03 or Section 8.04 applied to all outstanding Securities upon compliance with the conditions set forth below in this Article Eight.

                  SECTION 8.03. Defeasance and Discharge of Indenture. Upon the Issuers' exercise under Section 8.02 of the option applicable to this Section 8.03, the Issuers will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities on the date the conditions set forth in Section 8.05 are satisfied (hereinafter, a "defeasance"). For this purpose, such defeasance means that the Issuers shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuers, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities to receive, solely from the trust fund described in Section 8.05 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Issuers' obligations with respect to such Securities under Sections 2.02, 2.03, 2.04, 2.05, 2.06, 2.07, 2.08, 2.09, 2.14, 4.02,

7.07 and 7.08, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Eight. Subject to compliance with this Article Eight, the Issuers may exercise their option under this Section 8.03 notwithstanding the prior exercise of their option under Section 8.04 with respect to the Securities.

                  SECTION 8.04. Defeasance of Certain Obligations. Upon the Issuers' exercise under Section 8.02 of the option applicable to this Section 8.04, the Issuers may omit to comply with any term, provision or condition set forth in Section 4.03 or 4.04 with respect to the outstanding Securities on and after the date the conditions set forth in Section 8.05 are satisfied (hereinafter, a "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the outstanding Securities, the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(d), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

                  SECTION 8.05. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 8.03 or
Section 8.04 to the outstanding Securities:

                  (a) The Issuers shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article Eight applicable to it), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in United States dollars, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient (as indicated in an opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee in the case of deposit of U.S. Government Obligations or a combination of cash and U.S. Governmental Obligations) to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities:

                  (b) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs
(f) and (g) of Section 6.01 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (c) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which any Issuer is a party or by which any Issuer is bound;

                  (d) In the case of an election under Section 8.03, the Issuers shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Issuers have received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since April 1, 1998, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (e) In the case of an election under Section 8.04, the Issuers shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

                  (f) The Issuers shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 8.03 or the covenant defeasance under Section 8.04 (as the case may be) have been complied with.

                  SECTION 8.06. Application of Trust Money. Subject to Section 8.08, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 8.01, 8.03 or 8.04, as the case may be, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with the Securities and this Indenture to the payment of principal of, premium, if any, and interest on the Securities; but such money need not be segregated from other funds except to the extent required by law.

                  SECTION 8.07. Repayment to Issuers. Subject to Sections 7.07, 8.01, 8.02 and 8.03, the Trustee and the Paying Agent shall promptly pay to the
Note Issuers upon request any excess money held by them at any time and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Issuers any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years; provided that the Trustee or such Paying Agent before being required to make any payment may cause to be published at the expense of the Issuers once in a newspaper of general circulation in the City of New York or mail to each Holder entitled to such money at such Holder's address (as set forth in the Security Register) notice that such money remains unclaimed and that after a date specified therein (which shall be at least 30 days from the date of such publication or mailing) any unclaimed balance of such money then remaining will be repaid to the Issuers. After payment to the Issuers, Holders entitled to such money must look to the Issuers for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                  SECTION 8.08. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with
Section 8.01, 8.03 or 8.04, as the case may be, by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuers' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01, 8.03 or 8.04, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01, 8.03 or 8.04, as the case may be; provided that, if the Issuers have made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  SECTION 9.01. Without Consent of Holders. The Issuers, when authorized by resolutions of their respective Boards of Directors, and the Trustee may amend or supplement this Indenture or the Securities without notice to or the consent of any Holder:

                  (a) to cure any ambiguity, or to correct or supplement any provision in this Indenture or the Securities which may be defective or inconsistent with any other provision in this Indenture or the Securities or make any other provisions with respect to matters or questions arising under this Indenture or the Securities; provided that, in each case, such provisions shall not adversely affect the interests of the Holders;

                  (b) to evidence the succession of another Person to any of the Issuers or any other obligor or guarantor on the Notes and the assumption by any such successor of the covenants herein and in the Securities in accordance with Article Five hereof;

                  (c) to add to the covenants of the Issuers or any other obligor or guarantor upon the Securities for the benefit of the Holders of the Securities or to surrender any right or power conferred upon the Issuers or any other obligor or guarantor upon the Securities, as applicable, under this Indenture or the Securities;

                  (d) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA:

                  (e) to add a guarantor of the Securities (in addition to Continental);

                  (f) to evidence and provide for the acceptance of appointment hereunder of a successor Trustee; or

                  (g) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Issuers' obligations hereunder, in any property or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted to the Trustee pursuant to this Indenture or otherwise.

                  SECTION 9.02.  With Consent of Holders.
Subject to Sections 6.04 and 6.07 and without prior notice to the Holders, the Issuers, when authorized by their respective Boards of Directors (as evidenced by Board Resolutions), and the Trustee may amend this Indenture and the Securities with the written consent of the Holders of a majority in principal amount of the Securities then outstanding, and the Holders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may waive future compliance by the Issuers with any provision of this Indenture or the Securities.

                  Notwithstanding the provisions of this Section 9.02, without the consent of each Holder affected, an amendment or waiver, including a waiver pursuant to Section 6.04, may not:

                  (i) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount of, or premium, if any, or interest on, any Security, or change the place or currency of payment of principal of, or premium, if any, or interest on, any Security, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity (or, in the case of a redemption on or after the Redemption Date) of any Security;

                  (ii) reduce the percentage in principal amount of outstanding Securities, the consent of whose Holders is required for any supplemental indenture, for any waiver of compliance with certain provisions of this Indenture or for waiver of certain Defaults and their consequences provided for in this Indenture;

                  (iii) waive a default in the payment of principal of, premium, if any, or interest on the Securities;

                  (iv) modify any of the provisions of this Section 9.02, except to increase the percentage of outstanding Securities required to take certain actions hereunder or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby;

                  (v) except as otherwise permitted under Section 5.01, consent to the assignment or transfer by any Issuer of any of its rights or obligations under this Indenture; or

                  (vi) modify the Parent Guarantee or Article Ten of this Indenture in any manner adverse to the interests of the holders of the Securities.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Note Issuers shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Issuers will mail supplemental indentures to Holders upon request. Any failure of the Note Issuers to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

                   SECTION 9.03.  Revocation and Effect of Consent.
Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the Security of the consenting Holder, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of its Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Securities.

                  The Note Issuers may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last two sentences of the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies) and only those persons shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  SECTION 9.04. Notation on or Exchange of Securities . If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder to deliver such Security to the Trustee. At the Note Issuers' expense, the Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security thereafter authenticated. Alternatively, if the Note Issuers or the Trustee so determine, the Note Issuers, in exchange for the Security, shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

                  SECTION 9.05. Trustee to Sign Amendments, Etc. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel and an Officers' Certificate stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture. Subject to the preceding sentence, the Trustee shall sign such amendment, supplement or waiver if the same does not adversely affect the rights, duties or immunities of the Trustee under this Indenture or otherwise. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.06. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the TIA as then in effect.


                                   ARTICLE TEN

                            PARENT GUARANTEE OF NOTES

                  SECTION 10.01. Unconditional Parent Guarantee. The Guarantor hereby unconditionally guarantees to each Holder of a Note the due and punctual payment of the principal of and premium, if any, and interest on, and any Redemption Price with respect to, such Note, when and as the same shall become due and payable, whether at maturity, by acceleration or redemption or otherwise, in accordance with the terms of such Note and this Indenture. In case of the failure of the Note Issuers punctually to pay any such principal, premium or interest payment or Redemption Price, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration or redemption or otherwise.

                  The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or failure to enforce the provisions of any such Note or this Indenture, or any waiver, modification, consent or indulgence granted to the Note Issuers with respect thereto (unless the same shall also be provided to the Guarantor), by the Holder of such Note or the Trustee, the recovery of any judgment against either of the Note Issuers or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of any or both of the Note Issuers, any right to require a proceeding first against either of the Note Issuers, protest or notice with respect to any such Note (except as required hereunder) or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Parent Guarantee will not be discharged except by payment in full of the principal, premium, if any, and interest on, and any Redemption Price in respect of, the Notes and the complete performance of all other obligations contained in the Notes.

                  The Guarantor hereby irrevocably agrees that any claim or other rights that it may now have or hereafter acquire against the Note Issuers that arise from the existence, payment, performance or enforcement of the Note Issuers' obligations under the Notes or this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Holder of any Notes against the Note Issuers, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Note Issuers, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, shall be subordinated and postponed in right of payment to the prior payment and performance in full of all of the Note Issuers' obligations under the Notes or this Indenture. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the obligations of the Note Issuers guaranteed by the Guarantor pursuant hereto shall not have been paid in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Holders of Notes entitled to the benefit of this Parent Guarantee, and shall forthwith be paid to the Trustee. The Guarantor acknowledges that it will receive direct and indirect benefits from the issuance of the Notes and that the agreement set forth in this paragraph is knowingly made in contemplation of such benefits.

                  Upon the consolidation or merger of the Note Issuers with or into the Guarantor, and the assumption by the Guarantor, in accordance with the provisions of this Indenture, of the Note Issuers' obligations for the due and punctual payment of the principal of and premium, if any, and interest on, and any Redemption Price with respect to, all of the Notes and the performance and observance of every covenant of this Indenture on the part of the Note Issuers to be performed or observed, and the satisfaction of all other conditions to such consolidation or merger herein provided, the Guarantor shall be discharged from its obligations under this Article Ten.

                                 ARTICLE ELEVEN


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
                                  MISCELLANEOUS

                  SECTION 11.01. Trust Indenture Act of 1939. Prior to the effectiveness of the Registration Statement, this Indenture shall incorporate and be governed by the provisions of the TIA that are required to be part of and to govern indentures qualified under the TIA. Upon effectiveness of the Registration Statement, this Indenture shall be subject to the provisions of the TIA that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                  SECTION 11.02. Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail addressed as follows:

                  if to the Note Issuers:

Calair L.L.C.
Calair Capital Corporation
c/o Continental Airlines, Inc.
2929 Allen Parkway
Suite 2010
Houston, TX 77019
Attention: Chief Financial Officer and
     General Counsel

Telephone: (713) 834-2950
Telecopy:  (713) 834-2687

if to the Guarantor:

Continental Airlines, Inc.
2929 Allen Parkway
Suite 2010
Houston, TX 77019
Attention: Chief Financial Officer and
     General Counsel

Telephone: (713) 834-2950
Telecopy:  (713) 834-2687

if to the Trustee:

For notices generally:


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
Bank One, N.A.
100 East Broad St.
8th Floor
Columbus, OH  43215

Attention:  Corporate Trust Department

Telephone: (614) 248-6229
Telecopy:  (614) 248-5195

For payment of the Securities:

Bank One, N.A.
c/o First Chicago Trust Company
  of New York, as agent for Bank One, N.A.
14 Wall Street
8th floor, Suite 4607
New York, NY  10005

Attention:  John Bergin

Telephone: (212) 240-8878
Telecopy:  (212) 240-8938

                  The Note Issuers, the Guarantor or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications. Notices shall be effective only upon receipt.

                  Any notice or communication mailed to a Holder shall be mailed to him at his address as it appears on the Security Register by first class mail and shall be sufficiently given to him if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, and except as otherwise provided in this Indenture, if a notice or communication is mailed in the manner provided in this Section 11.02, it is duly given, whether or not the addressee receives it.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


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


                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 11.03. Certificate and Opinion as to Conditions Precedent. Upon any request or application by any of the Issuers to the Trustee to take any action under this Indenture, the applicable Issuer shall furnish to the Trustee:

                  (i) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (ii) an Opinion of Counsel stating that, in the opinion of such Counsel, all such conditions precedent have been complied with.

                  SECTION 11.04. Statements Required in Certificate or Opinion . Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based;

                  (iii) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

                  SECTION 11.05. Rules by Trustee Paying Agent or Registrar. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

                  SECTION 11.06. Payment Date Other Than a Business Day. If an Interest Payment Date, Redemption Date, Payment Date, Stated Maturity or date of maturity of any Security shall not be a Business Day, then payment of principal of, premium, if any, or interest on such Security, as the case may be, shall be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Payment Date, Redemption Date, or at the Stated Maturity or date of maturity of such Security; provided that no additional interest in respect thereof shall accrue for the period from and after such Interest Payment Date, Payment Date, Redemption Date, Stated Maturity or date of maturity, as the case may be, to the next succeeding Business Day.

                  SECTION 11.07. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 11.08. No Adverse Interpretation of Other Agreements . This Indenture may not be used to interpret another indenture, loan or debt agreement of any of the Issuers or any Subsidiary of any of the Issuers. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  SECTION 11.09. No Recourse Against Others. No recourse for the payment of the principal of, premium, if any, or interest on any of the Securities, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Issuers contained in this Indenture, or in any of the Securities, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator or against any past, present or future partner, shareholder, other equity holder, officer, director, employee or controlling person, as such, of the Issuers or of any successor Person, either directly or through the Issuers or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                  SECTION 11.10. Successors. All agreements of the Issuers in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 11.11. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  SECTION 11.12.  Table of Contents, Headings, Etc.

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


  The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, as of the date first written above.

                              CALAIR L.L.C.
                              By:  CALFINCO Inc., its Managing Member

                              By:  /s/ JEFFREY J. MISNER
                                   -------------------------------------------
                                   Name:  Jeffrey J. Misner
                                   Title: Vice President -
                                          Treasury Operations


                              CALAIR CAPITAL CORPORATION

                              By:  /s/ JEFFREY J. MISNER
                                   -------------------------------------------
                                   Name:  Jeffrey J. Misner
                                   Title: Vice President - Treasury Operations

                              CONTINENTAL AIRLINES, INC.,
                                 as Guarantor

                              By:  /s/ GERALD LADERMAN
                                   -------------------------------------------
                                   Name:  Gerald Laderman
                                   Title: Vice President - Corporate Finance

                              BANK ONE, N.A.
                                as Trustee

                              By:   /s/ RUTH H. FUSSELL
                                   -------------------------------------------
                                   Name:  Ruth H. Fussell
                                   Title: Vice President - Corporate Trust Dept.

                                                                       EXHIBIT A

                          FORM OF FACE OF INITIAL NOTE

                              [Global Note Legend]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE ISSUERS OR THE ISSUERS' AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 2.07 AND 2.08 OF THE INDENTURE.

          [Legend for U.S. Global Security and the IAI Global Security]

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CALAIR L.L.C. ("CALAIR"), CALAIR CAPITAL CORPORATION ("CALAIR CAPITAL," AND TOGETHER WITH CALAIR, THE "ISSUERS") OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR

RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR
(F) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF ANY OF THE FOREGOING CLAUSES (A) THROUGH (F), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUERS AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                      [Legend for Offshore Global Security]

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH CALAIR L.L.C. ("CALAIR") OR CALAIR CAPITAL CORPORATION ("CALAIR CAPITAL" AND, TOGETHER WITH CALAIR, THE "ISSUERS") OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES

ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE ANY OF THE FOREGOING CLAUSES (A) THROUGH (F), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUERS AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                 [Legend for Temporary Offshore Global Security]

                  THIS GLOBAL SECURITY IS A TEMPORARY GLOBAL SECURITY FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL SECURITY NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

                  NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

                                 CALAIR, L.L.C.

                           CALAIR CAPITAL CORPORATION

                          8 1/8% Senior Note Due 2008

                          [CUSIP ______] [CINS ______]

                                       No.

                                  $____________

                  CALAIR L.L.C., a Delaware limited liability company, and CALAIR CAPITAL CORPORATION, a Delaware corporation, as joint and several obligors (together, the "Note Issuers," which term includes any successor under the Indenture hereinafter referred to), for value received, promise to pay to ___________, or its registered assigns, the principal sum of [___________] ($[__________]) on April 1, 2008.

                  Interest Payment Dates: April 1 and October 1, commencing October 1, 1998.

                  Regular Record Dates: March 15 and September 15.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, each Note Issuer has caused this Note to be signed manually or by facsimile by its respective duly authorized officers.


                                  CALAIR L.L.C.

                                  By:CALFINCO Inc.,
                                  Its Managing Member


                                  By:______________________________
                                  Name:
                                  Title:


                                  CALAIR CAPITAL CORPORATION


                                  By:______________________________
                                  Name:
                                  Title:

                  This is one of the 8 1/8% Senior Notes due 2008 referred to in the within-mentioned Indenture.

                      Dated: April   , 1998 BANK ONE, N.A.,
                                   as Trustee


                      By:_________________________________
                              Authorized Signatory

         CONTINENTAL AIRLINES, INC., a Delaware corporation (the "Guarantor") hereby acknowledges the joint and several obligations of its subsidiaries CALAIR L.L.C., a Delaware limited liability company, and CALAIR CAPITAL CORPORATION, a Delaware corporation, under the Indenture and this Note, and will cause such
Note Issuers to comply with their obligations under the Indenture and this Note. The Guarantor hereby unconditionally guarantees to each Holder of this Note the due and punctual payment of the principal of and premium, if any, and interest on, and any redemption payment with respect to, this Note.

                                              CONTINENTAL AIRLINES, INC.


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                         [REVERSE SIDE OF INITIAL NOTE]

                                  CALAIR L.L.C.

                           CALAIR CAPITAL CORPORATION

                          8 1/8% Senior Note due 2008

1.       Principal and Interest.

                  The Note Issuers will pay the principal of this Note on April 1, 2008.

                  The Note Issuers promise to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                  Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the March 15, or September 15, immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing October 1, 1998.

                  The Holder of this Note is entitled to the benefits of the Exchange and Registration Rights Agreement, dated as of April 17, 1998, among the Note Issuers, the Guarantor and the Initial Purchasers named therein (the "Registrations Rights Agreement"). In the event that no Registration Event (as defined in the Registration Rights Agreement) has occurred on or prior to the 210th day after the Closing Date, the interest rate per annum payable in respect of the Notes shall be increased by 0.50%, effective from and including the 210th day after the Closing Date, to but excluding the earlier of (i) the date on which a Registration Event occurs and (ii) the date on which there cease to be any Registrable Securities (as defined in the Registration Rights Agreement). In the event that the Shelf Registration Statement (if it is filed), after it is declared effective by the Commission, ceases to be effective at any time during the period specified by Section 2(b)(B) of the Registration Rights Agreement for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate per annum payable in respect of the Notes shall be increased by 0.50% from the 61st day of the applicable 12-month period such Shelf Registration Statement ceases to be effective until such time as the Shelf Registration Statement again becomes effective (or, if earlier, the end of the period specified by Section 2(b)(B) of the Registration Rights Agreement).

                  Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 17, 1998 provided that, if there is no existing default in the payment of interest and this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Note Issuers shall pay interest on overdue principal and premium, if any, and

(to the extent lawful) interest on overdue installments of interest at the rate per annum borne by the Notes.

2.       Method of Payment.

                  The Note Issuers will pay principal as provided above and interest (except defaulted interest) on the principal amount of the Notes as provided above on each April 1, and October 1 to the persons who are Holders (as reflected in the Security Register at the close of business on the March 15 and September 15 immediately preceding the Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Note Issuers will not make payment to the Holder unless this Note is surrendered to a Paying Agent.

                  The Note Issuers will pay principal, premium, if any, and as provided above, interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.       Paying Agent and Registrar.

                  Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar. The Note Issuers may change any authenticating agent, Paying Agent or Registrar without notice. The Note Issuers, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

4.       Indenture; Limitations.

                  The Note Issuers issued the Notes under an Indenture dated as of April 1, 1998 (the "Indenture"), among the Note Issuers, as joint and several obligors, Continental Airlines, Inc., as Guarantor, and Bank One, N.A., as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                  The Notes and the Parent Guarantee are general unsecured, unsubordinated indebtedness of each of the Note Issuers and the Guarantor, respectively, rank pari passu in right of payment with all existing and future unsecured, unsubordinated indebtedness of each of the Note Issuers and the Guarantor, respectively, and will be senior in right of payment to all existing and future subordinated indebtedness of each of the Note Issuers and the Guarantor, respectively. The Indenture limits the original aggregate principal amount of the Notes to $112,300,000 plus any Exchange Notes that may be issued pursuant to the Registration Rights Agreement.

5.       Redemption.

                  The Note Issuers may, at their option at any time and from time to time, redeem Securities, in whole or in part, at a redemption price equal to the sum of (i) the principal amount thereof on the Redemption Date, plus (ii) accrued and unpaid interest thereon, if any, to the Redemption Date, plus (iii) the Make-Whole Premium, if any, with respect thereto. The Trustee shall not be responsible for calculating any Make-Whole Premium with respect to any Notes to be redeemed.

                  "Make-Whole Premium" means, with respect to any Security, the excess, if any, of (A) the present value of the required interest and principal payments due on such Security on or after the Redemption Date, computed using a discount rate equal to the Treasury Rate plus 25 basis points, over (B) the sum of the then outstanding principal amount of such Security plus the accrued and unpaid interest thereon, if any, paid on the Redemption Date.

                  "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release
H.15 (519) which has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining Average Life of the Securities; provided, however, that if the Average Life of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Average Life of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                  If less than all the Notes are to be redeemed, the particular Notes to be redeemed will be selected not more than 60 days prior to the Redemption Date by the Trustee pro rata, by lot, or by such other method as the Trustee will deem fair and appropriate; provided, however, that no such partial redemption will reduce the principal amount of a Note not redeemed to less than $1,000.

6.       Notice of Redemption.

                  Notice of redemption will be mailed, first-class postage prepaid, at least 20 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be redeemed in part; provided that Notes will only be issued in denominations of $1,000 principal amount or integral multiples thereof. On and after the Redemption Date, interest will cease to accrue on Notes or portions of Notes called for redemption, unless the Note Issuers default in the payment of the Redemption Price.

7.       Denominations; Transfer; Exchange.

                  The Notes are in registered form without coupons in denominations of $1,000 of principal amount and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before a selection of Notes to be redeemed is made.

8.       Persons Deemed Owners.

                  A Holder shall be treated as the owner of a Note for all purposes.

9.       Unclaimed Money.

                  If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Note Issuers. After that, Holders entitled to the money must look to the Note Issuers for payment, unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

10.      Discharge Prior to Redemption or Maturity.

                  If the Note Issuers deposit with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes to the Stated Maturity (or Redemption Date, if applicable), the Note Issuers and the Guarantor will be discharged from certain covenants set forth in the Indenture and, in certain circumstances, will be discharged from the Indenture and the Notes, except for certain sections thereof.

11.      Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder.

12.      Restrictive Covenants.

                  The Indenture imposes certain limitations on the ability of the Note Issuers and the Guarantor, among other things, to consolidate, merge or sell all or substantially all of their respective assets.

13.      Successor Persons.

                  Generally, when a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

14.      Defaults and Remedies.

                  The following events constitute "Events of Default" under the
Indenture: (a) default in the payment of any installment of interest on any Security when it becomes due and payable and continuance of such default for a period of 30 days; (b) default in the payment of the principal of or premium, if any, on any Security at its Maturity (upon acceleration, optional redemption, required purchase or otherwise); (c) default in the performance, or breach, of the provisions of Section 5.01; (d) default in the performance, or breach, of any covenant of the Note Issuers or the Guarantor contained in the Indenture (other than a default in the performance, or breach, of a covenant which is specifically dealt with in clause (a), (b) or (c) above) and continuance of such default or breach for a period of 60 days after written notice shall have been given to the Issuers by the Trustee or to the Issuers and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then outstanding; (e) the Parent Guarantee shall for any reason cease to be, or shall be asserted in writing by a Note Issuer or the Guarantor not to be, in full force and effect and enforceable in accordance with its terms and the terms of the Indenture; (f) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of any of the Note Issuers or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any of the Note Issuers or the Guarantor or for all or substantially all of the property and assets of any of the Note Issuers or the Guarantor or (C) the winding up or liquidation of the affairs of any of the Note Issuers or the Guarantor and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (g) any of the Note Issuers or the Guarantor (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any of the
Note Issuers or the Guarantor or all or substantially all of the property and assets of the Note Issuers or the Guarantor or (C) effects any general assignment for the benefit of creditors.

                  If an Event of Default (other than an Event of Default specified in clause (f) or (g) above that occurs with respect to any of the Note Issuers or the Guarantor) occurs and is continuing under the Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, by written notice to the Issuers (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal, premium, if any, and accrued interest on the Notes to be immediately due and payable. If an Event of Default specified in clause (f) or (g) above occurs and is continuing, the principal of, premium, if any, and accrued interest on the Notes then outstanding shall ipso facto become and be due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

15.      Trustee Dealings with Issuers.

                  The Trustee under the Indenture, in its commercial banking or any other capacity, may make loans to, accept deposits from and perform services for the Issuers or their respective Affiliates and may otherwise deal with the Issuers or their respective Affiliates as if it were not the Trustee.

16.      No Recourse Against Others.

                  No incorporator or any past, present or future partner, shareholder, other equity holder, officer, director, employee or controlling person as such, of any of the Note Issuers or the Guarantor or of any successor Person shall have any liability for any obligations of any of the Note Issuers or the Guarantor under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

17.      Authentication.

                  This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

18. Governing Law.

                  THE NOTE AND THE GUARANTEE THEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19.      Abbreviations.

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

20.      CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the

Committee on Uniform Security Identification Procedures the Note Issuers have caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  The Note Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Calair L.L.C. or Calair Capital Corporation, both care of Continental Airlines, Inc., 2929 Allen Parkway, Suite 2010, Houston, Texas 77019, Attention: Corporate Secretary.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Note to

                                 (Print or type assignee's name, address and zip code)

                                 (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                   agent to
transfer this Note on the books of the Note Issuers. The agent may substitute another to act for him or her.




Date:                                             Your Signature:


Signature Guarantee:

                      (Signature must be guaranteed by a
                      participant in a recognized signature
                         guarantee medallion program)



Sign exactly as your name appears on the other side of this Security.

                            [FORM OF TRANSFER NOTICE]

                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

                  Insert Taxpayer Identification No. __________________ Please print or typewrite name and address including zip code of assignee _____________________________________________ the within Note and all rights thereunder, hereby irrevocably constituting and appointing
_________________________ attorney to transfer said Note on the books of the
Note Issuers with full power of substitution in the premises.

                  [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL SECURITIES OTHER THAN EXCHANGE NOTES, OFFSHORE GLOBAL SECURITIES AND
CERTIFICATED SECURITIES]

                  In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of an effective Registration Statement or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

[Check One]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

                  If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date: _____________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the
Note Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


-----------------------------------------------
NOTICE:  To be executed by an executive officer

Dated: _____________

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE
The following increases or decreases in this Global Note have been made:

              Amount of decrease     Amount of increase         Principal amount              Signature of
                 in Principal           in Principal             of this Global            authorized officer
Date of         Amount of this         Amount of this          Note following such            of Trustee or
Exchange          Global Note            Global Note          decrease or increase           Notes Custodian
--------          -----------            -----------          --------------------          ----------------



                                                                       EXHIBIT B


                          FORM OF FACE OF EXCHANGE NOTE

                              [Global Note Legend]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

                                 CALAIR, L.L.C.
                           CALAIR CAPITAL CORPORATION
                          8 1/8% Senior Note Due 2008
                          [CUSIP ______] [CINS ______]
No.
$____________

                  CALAIR L.L.C., a Delaware limited liability company, and CALAIR CAPITAL CORPORATION, a Delaware corporation, as joint and several obligors (together, the "Note Issuers," which term includes any successor under the Indenture hereinafter referred to), for value received, promise to pay to ___________, or its registered assigns, the principal sum of [___________] ($[__________]) on April 1, 2008.

                  Interest Payment Dates: April 1 and October 1, commencing October 1, 1998.

                  Regular Record Dates: March 15 and September 15.

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, each Note Issuer has caused this Note to be signed manually or by facsimile by its respective duly authorized officers.

                                  CALAIR L.L.C.

                         By:            CALFINCO Inc.,
                                        Its Managing Member

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                  CALAIR CAPITAL CORPORATION

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                  This is one of the 81/8% Senior Notes due 2008 referred to in the within-mentioned Indenture.


Dated:  April   , 1998            BANK ONE, N.A.,
                                  as Trustee

                                  By:
                                     -----------------------------------
                                                   Authorized Signatory

                  CONTINENTAL AIRLINES, INC., a Delaware corporation (the "Guarantor") hereby acknowledges the joint and several obligations of its subsidiaries CALAIR L.L.C., a Delaware limited liability company, and CALAIR CAPITAL CORPORATION, a Delaware corporation, under the Indenture and this Note, and will cause such Note Issuers to comply with their obligations under the Indenture and this Note. The Guarantor hereby unconditionally guarantees to each Holder of this Note the due and punctual payment of the principal of and premium, if any, and interest on, and any redemption payment with respect to, this Note.


                                  CONTINENTAL AIRLINES, INC.


                                  By:
                                     ----------------------------------
                                     Name:
                                     Title:

                         [REVERSE SIDE OF EXCHANGE NOTE]


                                  CALAIR L.L.C.

                           CALAIR CAPITAL CORPORATION



                          8 1/8% Senior Note due 2008

1.       Principal and Interest.

                  The Note Issuers will pay the principal of this Note on April 1, 2008.

                  The Note Issuers promise to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                  Interest will be payable semiannually (to the holders of record of the Notes at the close of business on the March 15 or September 15 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing October 1, 1998.

                  Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from April 17, 1998 provided that, if there is no existing default in the payment of interest and this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Note Issuers shall pay interest on overdue principal and premium, if any, and (to the extent lawful) interest on overdue installments of interest at the rate per annum borne by the Notes.

2.       Method of Payment.

                  The Note Issuers will pay principal as provided above and interest (except defaulted interest) on the principal amount of the Notes as provided above on each April 1 and October 1 to the persons who are Holders (as reflected in the Security Register at the close of business on the March 15 and September 15 immediately preceding the Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such record date; provided that, with respect to the payment of principal, the Note Issuers will not make payment to the Holder unless this Note is surrendered to a Paying Agent.

                  The Note Issuers will pay principal, premium, if any, and as provided above, interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.       Paying Agent and Registrar.

                  Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar. The Note Issuers may change any authenticating agent, Paying Agent or Registrar without notice. The Note Issuers, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

4.       Indenture; Limitations.

                  The Note Issuers issued the Notes under an Indenture dated as of April 1, 1998 (the "Indenture"), among the Note Issuers, as joint and several obligors, Continental Airlines, Inc., as Guarantor, and Bank One, N.A., as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                  The Notes and the Parent Guarantee are general unsecured, unsubordinated indebtedness of each of the Note Issuers and the Guarantor, respectively, rank pari passu in right of payment with all existing and future unsecured, unsubordinated indebtedness of each of the Note Issuers and the Guarantor, respectively, and will be senior in right of payment to all existing and future subordinated indebtedness of each of the Note Issuers and the Guarantor, respectively. The Indenture limits the original aggregate principal amount of the Notes to $112,300,000 plus any Exchange Notes that may be issued pursuant to the Registration Rights Agreement.

5.       Redemption.

                  The Note Issuers may, at their option at any time and from time to time, redeem Securities, in whole or in part, at a redemption price equal to the sum of (i) the principal amount thereof on the Redemption Date, plus (ii) accrued and unpaid interest thereon, if any, to the Redemption Date, plus (iii) the Make-Whole Premium, if any, with respect thereto. The Trustee shall not be responsible for calculating any Make-Whole Premium with respect to any Notes to be redeemed.

                  "Make-Whole Premium" means, with respect to any Security, the excess, if any, of (A) the present value of the required interest and principal payments due on such Security on or after the Redemption Date, computed using a discount rate equal to the Treasury Rate plus 25 basis points, over (B) the sum of the then outstanding principal amount of such Security plus the accrued and unpaid interest thereon, if any, paid on the Redemption Date.

                  "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release
H.15 (519) which has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the then remaining Average Life of the Securities; provided, however, that if the Average Life of the Securities is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Average Life of the Securities is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

                  If less than all the Notes are to be redeemed, the particular Notes to be redeemed will be selected not more than 60 days prior to the Redemption Date by the Trustee pro rata, by lot, or by such other method as the Trustee will deem fair and appropriate; provided, however, that no such partial redemption will reduce the principal amount of a Note not redeemed to less than $1,000.

6.       Notice of Redemption.

                  Notice of redemption will be mailed, first-class postage prepaid, at least 20 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at such Holder's last address as it appears in the Security Register. Notes in original denominations larger than $1,000 may be redeemed in part; provided that Notes will only be issued in denominations of $1,000 principal amount or integral multiples thereof. On and after the Redemption Date, interest will cease to accrue on Notes or portions of Notes called for redemption, unless the Note Issuers default in the payment of the Redemption Price.

7.       Denominations; Transfer; Exchange.

                  The Notes are in registered form without coupons in denominations of $1,000 of principal amount and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before a selection of Notes to be redeemed is made.

8.       Persons Deemed Owners.

                  A Holder shall be treated as the owner of a Note for all purposes.

9.       Unclaimed Money.

                  If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Note Issuers. After that, Holders entitled to the money must look to the Note Issuers for payment, unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

10.      Discharge Prior to Redemption or Maturity.

                  If the Note Issuers deposit with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes to the Stated Maturity (or Redemption Date, if applicable), the Note Issuers and the Guarantor will be discharged from certain covenants set forth in the Indenture and, in certain circumstances, will be discharged from the Indenture and the Notes, except for certain sections thereof.

11.      Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder.

12.      Restrictive Covenants.

                  The Indenture imposes certain limitations on the ability of the Note Issuers and the Guarantor, among other things, to consolidate, merge or sell all or substantially all of their respective assets.

13.      Successor Persons.

                  Generally, when a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

14.      Defaults and Remedies.

                  The following events constitute "Events of Default" under the
Indenture: (a) default in the payment of any installment of interest on any Security when it becomes due and payable and continuance of such default for a period of 30 days; (b) default in the payment of the principal of or premium, if any, on any Security at its Maturity (upon acceleration, optional redemption, required purchase or otherwise); (c) default in the performance, or breach, of the provisions of Section 5.01; (d) default in the performance, or breach, of any covenant of the Note Issuers or the Guarantor contained in the Indenture (other than a default in the performance, or breach, of a covenant which is specifically dealt with in clause (a), (b) or (c) above) and continuance of such default or breach for a period of 60 days after written notice shall have been given to the Issuers by the Trustee or to the Issuers and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then outstanding; (e) the Parent Guarantee shall for any reason cease to be, or shall be asserted in writing by a Note Issuer or the Guarantor not to be, in full force and effect and enforceable in accordance with its terms and the terms of the Indenture; (f) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of any of the Note Issuers or the Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any of the Note Issuers or the Guarantor or for all or substantially all of the property and assets of any of the Note Issuers or the Guarantor or (C) the winding up or liquidation of the affairs of any of the Note Issuers or the Guarantor and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (g) any of the Note Issuers or the Guarantor (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any of the
Note Issuers or the Guarantor or for all or substantially all of the property and assets of the Note Issuers or the Guarantor or (C) effects any general assignment for the benefit of creditors.

                  If an Event of Default (other than an Event of Default specified in clause (f) or (g) above that occurs with respect to any of the Note Issuers or the Guarantor) occurs and is continuing under the Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, by written notice to the Issuers (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare the principal, premium, if any, and accrued interest on the Notes to be immediately due and payable. If an Event of Default specified in clause (f) or (g) above occurs and is continuing, the principal of, premium, if any, and accrued interest on the Notes then outstanding shall ipso facto become and be due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

15.      Trustee Dealings with Issuers.

                  The Trustee under the Indenture, in its commercial banking or any other capacity, may make loans to, accept deposits from and perform services for the Issuers or their respective Affiliates and may otherwise deal with the Issuers or their respective Affiliates as if it were not the Trustee.

16.      No Recourse Against Others.

                  No incorporator or any past, present or future partner, shareholder, other equity holder, officer, director, employee or controlling person as such, of any of the Note Issuers or the Guarantor or of any successor Person shall have any liability for any obligations of any of the Note Issuers or the Guarantor under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

17.      Authentication.

                  This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

18.      Governing Law.

                  THE NOTE AND THE GUARANTEE THEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

19.      Abbreviations.

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

20. CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Note Issuers have caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                  The Note Issuers will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Calair L.L.C. or Calair Capital Corporation, both care of Continental Airlines, Inc., 2929 Allen Parkway, Suite 2010, Houston, Texas 77019, Attention: Corporate Secretary.

                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Note to

                                 (Print or type assignee's name, address and zip code)

                                 (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                            agent to

transfer this Note on the books of the Note Issuers. The agent may substitute another to act for him or her.



Date:                       Your Signature:

Signature Guarantee:

                                         (Signature must be guaranteed by a
                                         participant in a recognized signature
                                         guarantee medallion program)



Sign exactly as your name appears on the other side of this Security.

                            [FORM OF TRANSFER NOTICE]

                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

                  Insert Taxpayer Identification No. __________________ Please print or typewrite name and address including zip code of assignee _____________________________________________ the within Note and all rights thereunder, hereby irrevocably constituting and appointing
_________________________ attorney to transfer said Note on the books of the
Note Issuers with full power of substitution in the premises.

                  SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

                  The following increases or decreases in this Global Note have been made:

              Amount of decrease     Amount of increase         Principal amount              Signature of
                 in Principal           in Principal             of this Global            authorized officer
Date of         Amount of this         Amount of this          Note following such            of Trustee or
Exchange          Global Note            Global Note          decrease or increase           Notes Custodian
--------          -----------            -----------          --------------------          ----------------


                                                                       EXHIBIT C


                       Form of Certificate to be Delivered
                      Upon Termination of Restricted Period

                                                           ---------- ---, ----

BANK ONE, N.A.
235 West Schrock Road
Westerville, OH  43081

Attention: Corporate Trust Operations

     Re: Calair L.L.C. and Calair Capital Corporation (the "Note Issuers") 81/8% Senior Notes due 2008 (the "Securities")

Ladies and Gentlemen:

         Reference is hereby made to the Indenture, dated as of April 1, 1998 (the "Indenture"), between the Note Issuers, Continental Airlines, Inc. (the "Guarantor") and together with the Note Issuers, the "Issuers") and Bank One, N.A. Capitalized terms used herein and to otherwise defined have the meanings set forth in the Indenture.

         [For purposes of acquiring a beneficial interest in the Permanent Offshore Global Security upon the expiration of the Restricted Period,][For purposes of receiving payments under the Temporary Offshore Global Security], the undersigned holder of a beneficial interest in the Temporary Offshore Global Security issued under the Indenture certifies that it [is not a U.S. person as defined by Regulation S under] [purchased such interest pursuant to an exemption from, or in a transaction not subject to, the registration requirements of] the Securities Act of 1933, as amended.

         We understand that his certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding.

                                        Very truly yours,

                                        [Name of Holder]



                                        By:
                                            -----------------------------------
                                            Authorized Signature

                                                                       EXHIBIT D



                Form of Certificate to be Delivered in Connection
            with Transfers Non-QIB Institutional Accredited Investors

                       Transferee Letter of Representation

                                                           ---------- ---, ----
CALAIR L.L.C.
CALAIR CAPITAL CORPORATION
CONTINENTAL AIRLINES, INC.
c/o Bank One, N.A., as Trustee
235 West Schrock Road
Westerville, OH  43081

Attention:  Corporate Trust Operations

Ladies and Gentlemen:

         This certificate is delivered to request a transfer of $_________ principal amount of the 81/8% Senior Notes due 2008 (the "Notes") of Calair L.L.C. and Calair Capital Corporation (the "Issuers").

         Upon transfer, the Notes would be registered in the name of the new beneficial owners as follows:

                  Name:

                  Address:

                  Taxpayer ID Number:

         The undersigned represents and warrants to you that:

         1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

         2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date that is two years after the later of the date of original issue of such Notes and the last date on which the Issuers or any affiliate of the Issuers was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Issuers,
(b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional investor under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501 (a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Notes of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuers and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501 (a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuers and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clause (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Issuers and the Trustee.


                                               TRANSFEREE:


                                                       BY:

         Upon transfer the Notes would be registered in the name of the new beneficial owner as follows:

NAME                        Address                     Taxpayer ID Number:



                                      Very truly yours,

                                      [Name of Transferor]

                                      By:
                                          --------------------------------------
                                          Name: Signature Medallion Guaranteed

                                                                       EXHIBIT E


                Form of Certificate to be Delivered in Connection
                     with Transfers Pursuant to Regulation S

                                                           ---------- ---, ----

BANK ONE, N.A.
235 West Schrock Road.
Westerville, OH  43081

Attention:  Corporate Trust Operations

         Re: Calair L.L.C. and Calair Capital Corporation (the "Note Issuers")
             81/8% Senior Notes due 2008 (the "Securities")

Ladies and Gentlemen:

         In connection with our proposed sale of U.S. $__________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

         (1) the offer of the Securities was not made to a person in the United States;

         (2) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made by us, any affiliate of ours, or any Person acting on our or their behalf, in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act . In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, the undersigned confirms that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

         You and the Note Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                      Very truly yours,

                                                      [Name of Transferor]

                                                      By:
                                                          ----------------------
                                                            Authorized Signature